Exhibit 99.1
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
          THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 20, 2006 (this “Agreement”), is made by and among Wellman, Inc., a Delaware corporation (“Wellman”), Prince, Inc., a Delaware corporation (“Prince”), Wellman of Mississippi, Inc., a Delaware corporation (“Wellman Mississippi”), Carpet Recycling of Georgia, Inc., a Georgia corporation (“Carpet”), ALG, Inc., a Delaware corporation (“ALG”), PermaClear East Incorporated, a Delaware corporation (“PermaClear”), PTA Resources, LLC, a Delaware limited liability company (“PTA Resources”), Wellman Resins, LLC, a Delaware limited liability company (“Resins”) and Fiber Industries, Inc., a Delaware corporation (“Fiber” and, together with Wellman, Prince, Wellman Mississippi, Carpet, ALG, PermaClear, PTA Resources and Resins, each individually referred to herein as a “Borrower” and collectively as “Borrowers” with Wellman acting in its capacity as Funds Administrator for the Borrowers), each of the undersigned Lenders and Deutsche Bank Trust Company Americas, acting in its capacity as administrative agent and collateral agent for the Lenders hereunder (in its capacities as administrative agent and collateral agent, the “Agent”).
W I T N E S S E T H:
          WHEREAS, the Borrowers, the Agent and certain financial institutions parties thereto (each, a “Lender”; collectively, the “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of May 4, 2006 (as in effect from time to time, the “Credit Agreement”).
          WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement, and the Agent and the Lenders are willing to effect such amendments.
          NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. DEFINITIONS; SECTION REFERENCES. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Credit Agreement, as amended hereby. All Section references are to the Credit Agreement unless another reference is specified.
SECTION 2. AMENDMENTS TO CREDIT AGREEMENT
     (a) Section 1.1 — Definitions. Section 1.1 is amended as follows:
     (i) Asset Sale. The definition of “Asset Sale” is hereby amended by inserting the word “or” immediately before clause (iii), deleting “, or” following the phrase “other than in the ordinary course of business” and deleting clause (iv) in its entirety and replacing it with the clause “; provided, however, neither sales of Capital Securities or assets of any Subsidiary, in each case, to the extent described on Exhibit H nor transfers of assets under Tax Reduction Agreements shall constitute an “Asset Sale”.”

     (ii) Collateral Documents. The definition of “Collateral Documents” is hereby amended by inserting the phrase “, any Additional Security Documents” immediately after the words “the Master Reaffirmation Agreement”.
     (iii) Consolidated EBITDA. The term “Consolidated EBITDA” is hereby changed to “EBITDA” wherever it appears.
     (iv) Consolidated Entity. The definition of “Consolidated Entity” is hereby amended by deleting the words “which are such by virtue of clause (a) of the definition thereof”.
     (v) Consolidated Net Income. The definition of Consolidated Net Income is hereby amended by inserting in clause (i) the phrase “or sales of Capital Securities or assets of any Subsidiary described on Exhibit H, in each case” immediately following the phrase “all gains and losses realized on any Asset Sale,”.
     (vi) Convertible Notes. The definition of “Convertible Notes” is hereby amended by deleting clause (1) thereof in its entirety and replacing it with the following:
“(1) is designated by Wellman to the Agent as a “Convertible Note” and has no scheduled principal or sinking fund payments (including at maturity) other than payments required to be made in the form of Wellman Common Stock;”.
     (vii) Disqualified Capital Securities. The definition of “Disqualified Capital Securities” is hereby amended by (A) inserting the phrase “other than Convertible Notes,” immediately following each occurrence of the phrase “any Capital Securities,” and (B) inserting in clause (i) thereof immediately following the phrase “on a date on or prior to one year after the Expiration Date” the following words:
“in each case, other than a maturity or redemption that entitles the holder of such Capital Security to receive Wellman Common Stock as sole consideration upon maturity or redemption”.
     (viii) Expiration Date. The definition of “Expiration Date” is hereby amended by deleting the word “more” found in the proviso thereof and replacing it with the word “less”.
     (ix) First Amendment. The following definitions are hereby added in alphabetical order:
‘First Amendment’ shall mean that certain First Amendment to Amended and Restated Credit Agreement, dated as of October 20, 2006, by and among the Borrowers, the Lenders and the Agent.
‘First Amendment Effective Date’ shall mean October 20, 2006.”

     (x) Intercompany Indebtedness. The definition of “Intercompany Indebtedness” is hereby amended by deleting the reference to “Section 8.3(c)” therein and replacing it with a reference to “Section 8.2(c)”.
     (xi) Intercreditor Agreement. The definition of “Intercreditor Agreement” is hereby amended by inserting the phrase “, as such agreement may be amended, restated or otherwise modified and in effect” immediately following the phrase “Second Lien Credit Facility Agent”.
     (xii) Investment. The definition of “Investment” is hereby amended by deleting the words “the Company” where they appear in such definition and replacing them with the word “Wellman”.
     (xiii) Permitted Holder. The definition of “Permitted Holder” is hereby amended by inserting the words “Private Equity” immediately before the words “VIII, L.P.”.
     (xiv) Permitted Junior Debt. The definition of “Permitted Junior Debt” is hereby amended by (A) deleting the word “Company” where it appears in clause (4) of such definition and replacing it with the word “Wellman” and (B) inserting immediately following the phrase “(other than Disqualified Capital Securities)” in clause (4) of such definition the phrase “or Convertible Notes”.
     (xv) Permitted Refinancing Indebtedness . The definition of “Permitted Refinancing Indebtedness” is hereby amended by (A) deleting the word “and” immediately preceding clause (iii) thereof and inserting a comma in its place, and (B) deleting the period at the end of such definition and inserting the following in its place:
“and (iv) as to Section 8.2(t), such Permitted Refinancing Indebtedness shall either (A) have a final maturity date no earlier than May 4, 2012 and have no scheduled principal or sinking fund payments prior to May 4, 2012 or (B) be in the form of Convertible Notes.”
     (xvi) Restricted Payment. The definition of “Restricted Payment” is hereby amended by deleting the last sentence of such definition in its entirety and replacing it with the following sentence:
“For the purposes of this definition, a “payment” (which for the avoidance of doubt shall include any prepayment) shall include the transfer of any asset or the incurrence of any Indebtedness or other Liability (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance by such Person to the holders of a class or series of a class of its Capital Securities of (a) Capital Securities of the same class and, if applicable, series, or (b) Capital Securities of Wellman, other than in the case of each of (a) and (b), Disqualified Capital Securities or Convertible Notes.”

     (xvii) Subsidiary. The definition of “Subsidiary” is hereby amended by adding the following proviso at the conclusion of such definition:
“ provided, that Wellman, with the consent of the Agent (which consent may be granted or withheld in the Agent’s reasonable discretion), may exclude from the definition of “Subsidiary” for all purposes of this Credit Agreement one or more Foreign Subsidiaries that are not Material Subsidiaries (as defined in the First Lien Credit Agreement).”
     (b) Section 6.1 — Organization and Qualification. Section 6.1 is amended by (i) inserting immediately following the phrase “state of its organization” found in clause (a) thereof the clause “except, as to any Subsidiaries which are not Borrowers, to the extent where the failure to be so organized, existing and in good standing would not reasonably be expected to have a Material Adverse Effect” and (ii) inserting immediately following the phrase “or proposes to be, engaged” found in clause (b) thereof, the clause “except, as to any Subsidiaries which are not Borrowers, to the extent where the failure to have such power and authority would not reasonably be expected to have a Material Adverse Effect”.
     (c) Section 7.3 — Corporate Existence. Section 7.3 is hereby amended by (i) inserting immediately following the phrase “upon providing the Agent with prior written notice)” the phrase “except, as to any Subsidiaries which are not Borrowers, where the failure to maintain such corporate existence would not reasonably be expected to have a Material Adverse Effect, (b)”, (ii) deleting the word “and” immediately preceding the phrase “maintain in full force and effect all licenses” and (iii) changing “(b)” to “(c)” where it appears before the phrase “comply, in all material respects”.
     (d) Section 7.20 — Repatriation of Proceeds. The Credit Agreement is hereby amended by inserting a new Section 7.20 immediately following Section 7.19 to read as follows:
“7.20 Repatriation of Proceeds. If on any date Aggregate Foreign Net Cash Proceeds exceed $5,000,000, within 90 days of such date, Wellman shall cause its Foreign Subsidiaries to pay dividends, or otherwise transfer, to one or more Credit Parties, the full amount of such Aggregate Foreign Net Cash Proceeds (and not just the portion over $5,000,000).
For purposes of this Section 7.20:
“Aggregate Foreign Net Cash Proceeds” shall mean the aggregate cash proceeds received by Foreign Subsidiaries from Significant Foreign Asset Sales net of (i) bona fide direct costs of sale including, but not limited to, (a) the cash expense of such sale (including, without limitation, the payment of principal, premium, if any, and interest on Indebtedness of any Foreign Subsidiary required to be paid as a result of such sale and legal, accounting and investment banking fees and sales commission(s)), (b) taxes paid or payable by a Foreign Subsidiary as a result thereof, (c) any portion of the cash proceeds which Wellman determines in good faith should be reserved for post-closing adjustments (it being understood and agreed that on the day that all such post-closing adjustments have been determined, the amount, if any, by which the reserved amount exceeds the actual post-closing adjustments payable shall constitute Aggregate Foreign Net Cash Proceeds on such date), (d) any relocation expenses and pension, severance and shutdown costs incurred by a Foreign Subsidiary as a result thereof and (e) other payments made with the consent of the Agent (which consent may be granted or withheld in the Agent’s reasonable discretion) and (ii) cash proceeds paid by dividend or otherwise transferred to a Credit Party; and
“Significant Foreign Asset Sale” shall mean any Asset Sale or series of related Asset Sales after the First Amendment Effective Date by Wellman or any Subsidiary to any Person other than Wellman or any Subsidiary involving assets or Capital Securities of any Foreign Subsidiary (including any dissolution or winding up of any Foreign Subsidiary) that resulted in Aggregate Foreign Net Cash Proceeds to one or more Foreign Subsidiaries of at least $1,000,000 (with “Asset Sale” for purposes of this definition meaning an “Asset Sale” as defined in Section 1.1 hereof but without giving effect to the proviso at the conclusion of the definition thereof); provided that, to the extent acceptable to the Agent, any series of related Asset Sales may be deemed to be a Significant Foreign Asset Sale only upon completion of the series of such Asset Sales.”
     (e) Section 8.4 — No Sale of Assets. Section 8.4 is hereby amended by (i) deleting each instance of “Section 2.4(e)” and replacing it with “Section 2.4(d)”, (ii) inserting the phrase “with respect to sales of a Credit Party or assets of a Credit Party,” immediately before the phrase “seventy-five percent (75%)” found in clause (ii) of the proviso found in clause (b) of such section, and (iii) deleting the word “and” following clause (c) and replacing it with “,” and inserting “and” immediately before clause (e).
     (f) Section 8.7 — Restricted Payments. Section 8.7 is hereby amended by (i) inserting the phrase “or Convertible Notes, in each case” following the words “Permitted Junior Debt” in clause (e) of such section and deleting the period at the end such clause and replacing it with a comma and (ii) adding the following as a new Section 8.7(f):
“(f) so long as no Default or Event of Default has occurred and is continuing or would occur as a result of such Restricted Payment and any related Indebtedness incurred to make such Restricted Payment, scheduled interest payments on the Permitted Junior Debt and the Convertible Notes.”
     (g) Section 8.8 — Investments . Section 8.8(f) is hereby amended by (a) deleting the word “and” immediately preceding clause (iii) of such section and replacing it with “,”, (b) inserting immediately after the phrase “from any Foreign Subsidiaries after February 10, 2004” found in clause (iii) of such section the words “and before the First Amendment Effective Date”, (c) inserting the proviso “; provided that the aggregate amount of Investments made in a Foreign Subsidiary shall not exceed the amount of Investments that were permitted to be made pursuant to this clause as of the First Amendment Effective Date,” immediately following the words “this

Section 8.8(f)” and (d) inserting the following new clauses (iv) and (v) at the conclusion of such section:
“(iv) Investments by any Subsidiary that is not a Credit Party in any other Subsidiary that is not a Credit Party; and
(v) Investments by any Subsidiary that is not a Credit Party in any Credit Party so long as such Investment constitutes Intercompany Indebtedness of such Credit Party.”
     (h) Section 8.9 — Affiliate Transactions. Section 8.9 is hereby amended by inserting the following sentence at the end of such section:
“The following transactions shall not be considered transactions with Affiliates restricted by this Section 8.9: (x) reasonable and customary fees paid to members of the Board of Directors of Wellman and (y) reasonable and customary fees and compensation paid to, and indemnity provided on behalf of, officers, directors, consultants or employees of Wellman or any of its Subsidiaries, as determined by the Board of Directors of Wellman or any such Subsidiary or the senior management thereof in good faith, including without limitation, issuances of stock, payment of bonuses and other transactions pursuant to employment or compensation agreements, stock option agreements, indemnification agreements and other arrangements.”
     (i) Section 8.16 — Voluntary Prepayment of Debt. Section 8.16 is hereby amended by (i) deleting the last sentence of such section in its entirety and replacing it with the following:
“For the purposes of this Section 8.16, a “payment” (which for the avoidance of doubt shall include any prepayment) shall include the transfer of any asset or the incurrence of any Indebtedness or other Liability (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance by such Person to the holders of a class or series of a class of its Capital Securities of (a) Capital Securities of the same class and, if applicable, series, or (b) Capital Securities of Wellman, other than in the case of each of (a) and (b), Disqualified Capital Securities or Convertible Notes.”
SECTION 3. REPRESENTATIONS AND WARRANTIES
     3.1. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement, the Borrowers hereby represent and warrant to the Agent and the Lenders, in each case after giving effect to this Agreement, as follows:
          (a) Power and Authority. Each Borrower has the power and authority to execute, deliver and perform this Agreement and, in the case of each Borrower and each Credit

Party, all agreements, documents and instruments executed and delivered pursuant to this Agreement, and each Borrower and each Credit Party has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and all agreements, documents and instruments executed and delivered by it pursuant to this Agreement, as the case may be.
          (b) Binding Obligation. This Agreement has been duly executed and delivered by each Borrower and the Acknowledgement and Consent (as hereinafter defined) has been duly executed by each Subsidiary Guarantor, and such documents are the legal, valid and binding obligation of each such entity a party thereto, enforceable against such entity in accordance with its terms, except to the extent that the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
          (c) Incorporation of Representations and Warranties from the Credit Agreement. The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date as though made on such date, except to the extent that such representations and warranties are expressly made as of a specific date (in which event such representations and warranties shall have been true and correct in all material respects on and as of such specified date).
          (d) No Violation or Conflict. Neither execution, delivery and performance of this Agreement nor the transactions contemplated hereby will (i) contravene in any material respect any Requirement of Law, (ii) conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the properties or assets of any Borrower or any Subsidiary pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which a Borrower or any Subsidiary is a party or by which it or any of its property or assets is bound or to which it may be subject, except for any such conflict, breach or Lien which would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, or (iii) violate or conflict with the Governing Documents of any Credit Party.
          (e) No Additional Consents Required. No authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Authority or other Person is required in connection with the execution, delivery and performance of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement other than those obtained and in full force and effect.
          (f) Absence of Default. On the First Amendment Effective Date, no Default or Event of Default will exist or be continuing.
          (g) Good Standing. On the First Amendment Effective Date, each Credit Party is a duly organized and validly existing entity in good standing in its jurisdiction of incorporation or formation.

SECTION 4. CONDITIONS PRECEDENT
     4.1. Conditions to Effectiveness of Agreement. This Agreement shall become effective upon the date when each of the following conditions precedent have been satisfied (the “First Amendment Effective Date”):
          (a) Execution and Delivery of Agreement. Each Borrower, the Agent and the Majority Lenders shall have executed and delivered this Agreement.
          (b) Acknowledgement and Consent. The Agent shall have received an acknowledgement and consent dated the First Amendment Effective Date in the form of Exhibit A attached hereto (the “Acknowledgement and Consent”), duly executed and delivered by each Subsidiary Guarantor.
          (c) No Defaults. After giving effect to this Agreement, no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.
          (d) Representations and Warranties. After giving effect to this Agreement, the representations and warranties of the Borrower and the other Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date as though made on such date, except to the extent that such representations and warranties are expressly made as of a specific date (in which event such representations and warranties shall have been true and correct in all material respects on and as of such specified date).
SECTION 5. MISCELLANEOUS
     5.1. Miscellaneous . The parties hereto hereby further agree as follows:
          (a) Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Agreement to produce more than one (1) such counterpart.
          (b) Headings. Headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.
          (c) Integration. This Agreement, the other agreements and documents executed and delivered pursuant to this Agreement and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.
          (d) Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND THE RIGHTS AND DUTIES OF THE FUNDS ADMINISTRATOR, THE BORROWERS, THE AGENT, EACH ISSUING BANK AND THE LENDERS UNDER THIS AGREEMENT AND ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH SHALL,

PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.
          (e) Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by each Borrower, the Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the each Borrower, the Agent and the Lenders and their respective successors and permitted assigns.
          (f) Limitations. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an extension, modification, or waiver of any aspect of the Credit Agreement or the other Credit Documents; (b) extend the terms of the Credit Agreement or the due date of any of the Obligations; (c) give rise to any obligation on the part of the Agent and the Lenders to extend, modify or waive any term or condition of the Credit Agreement or any of the other Credit Documents; or (d) give rise to any defenses or counterclaims to the right of the Agent and the Lenders to enforce its or their rights and remedies under the Credit Agreement and the other Credit Documents.
          (g) Reference to and Effect on the Credit Agreement. The parties hereto agree and acknowledge that nothing contained in this Agreement in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Credit Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Credit Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any rights, power or remedy of the Lenders or the Agent under the Credit Agreement or any other Credit Document, nor constitute an amendment of any provision of the Credit Agreement or any other Credit Document. On and after the First Amendment Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in the Credit Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. Each Borrower acknowledges and agrees that this Agreement constitutes a “Credit Document” for purposes of the Credit Agreement. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 11.10 of the Credit Agreement.
[signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BORROWERS: WELLMAN, INC., a Delaware corporation, individually, as a Borrower and as Funds Administrator
By:	/s/ Keith Phillips
Name: Keith Phillips
Title: Chief Financial Officer

PRINCE, INC., as a Borrower
By: /s/ Keith Phillips

Name:	Keith Phillips
Title:	President

WELLMAN OF MISSISSIPPI, INC., as a Borrower
By:	/s/ Keith Phillips
Name:	Keith Phillips
Title:	Vice President

CARPET RECYCLING OF GEORGIA, INC., as a Borrower
By:	/s/ Keith Phillips
Name:	Keith Phillips
Title:	Vice President

ALG, INC., as a Borrower
By:	/s/ Keith Phillips
Name:	Keith Phillips
Title:	President

Signature Page to First Amendment to Amended and Restated Credit Agreement

PERMACLEAR EAST INCORPORATED, as a Borrower
By:	/s/ Keith Phillips
Name:	Keith Phillips
Title:	President

FIBER INDUSTRIES, INC., as a Borrower
By:	/s/ Keith Phillips
Name:	Keith Phillips
Title:	Vice President

WELLMAN RESINS LLC, as a Borrower
By:	/s/ Keith Phillips
Name:	Keith Phillips
Title:	Manager

PTA RESOURCES, LLC, as a Borrower
By:	/s/ Keith Phillips
Name:	Keith Phillips
Title:	President

AGENT: DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender, Administrative Agent and Collateral Agent
By:
Title:

Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:

Deutsche Bank Trust Company Americas, as a Lender, Administrative Agent and Collateral Agent

By: /s/ Frank Fazio

Title:	FRANK FAZIO
Director

By: /s/ Marguerite Sutton

Title:	MARGUERITE SUTTON
DIRECTOR
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDERS:

[JPMorgan Chase Bank, N.A.]

By:	/s/ James H. Ramage
JAMES H. RAMAGE
Title:	MANAGING DIRECTOR
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION
By: /s/ Robert M. Kadlick

Title:	ROBERT M. KADLICK
DULY AUTHORIZED SIGNATORY
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDERS:

LASALLE BUSINESS CREDIT, LLC.

/s/ Steven J. Chalmers

By:	Steven J. Chalmers
Title:	VP
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDERS:

ALLIED IRISH BANK, PLC

By:	/s/ Eanna P. Mulkere
Eanna P. Mulkere
Title:	Assistant Vice President

/s/ Joanna McFadden
Joanna McFadden
Assistant Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:

E*TRADE BANK

By:	/s/ Sam Crow
Sam Crow
Title:	Senior Manager
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDERS:

GMAC COMMERCIAL FINANCE LLC

By:	/s/ Thomas Brent
Title:	Director
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDERS:

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:	/s/ Edward Shuster
Title:	Assistant Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDERS:

PNC Bank, National Association

By:	/s/ Pete Zimmer
Title:	S.V.P.
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDERS:

UPS CAPITAL CORPORATION

By:	/s/ John P. Holloway
John P. Holloway
Title:	Director, Portfolio Management
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDERS:

Wachovia Capital Finance [Corporation (Central)]

By:	/s/ Barry Felker
Title :	Associate
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDERS:

WEBSTER BUSINESS CREDIT CORPORATION

By:	/s/ Deborah Kos-Harmon
Title:	Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:

WELLS FARGO FOOTHILL, LLC

By:	/s/ Yelena Kravchuk
Yelena Kravchuk
Title:	AVP
Signature Page to First Amendment to Amended and Restated Credit Agreement

EXHIBIT A
FORM OF
ACKNOWLEDGMENT AND CONSENT
     The undersigned entities, constituting Subsidiaries of the Borrowers (each, a “Subsidiary Guarantor”), hereby (a) acknowledge that they have reviewed the terms and provisions of (i) the Amended and Restated Credit Agreement dated as of May 4, 2006 (as amended, the “Agreement”), by and among Wellman, Inc. (“Wellman”), Prince, Inc. (“Prince”), Wellman of Mississippi, Inc. (“Wellman Mississippi”), Carpet Recycling of Georgia, Inc. (“Carpet”), ALG, Inc. (“ALG”), PermaClear East Incorporated (“PermaClear”), PTA Resources , LLC (“PTA Resources”), Wellman Resins, LLC (“Resins”) and Fiber Industries, Inc. (“Fiber” and, together with Wellman, Prince, Wellman Mississippi, Carpet, ALG, PermaClear, PTA Resources and Resins, each individually referred to herein as a “Borrower “ and collectively as “Borrowers” with Wellman acting in its capacity as Funds Administrator for the Borrowers ), the financial institutions party thereto as Lenders and Deutsche Bank Trust Company Americas , acting in its capacity as administrative agent and collateral agent (in its capacities as administrative agent and collateral agent, the “Agent”) and (ii) the First Amendment to Amended and Restated Credit Agreement (the “Amendment”) and (b) consent to the amendment of the Agreement pursuant to the Amendment and the other matters contemplated under the Amendment.
     Each Subsidiary Guarantor hereby acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of the Amendment. Each Subsidiary Guarantor represents and warrants that all representations and warranties applicable to it contained in the Agreement as amended by this Amendment and the Credit Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the First Amendment Effective Date (except to the extent that such representations and warranties are expressly made as of a specific date, in which event such representations and warranties shall have been true and correct in all material respects on and as of such specified date).
     Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in the Amendment, each Subsidiary Guarantor is not required by the terms of the Agreement or any other Credit Document to consent to the amendment of the Agreement effected pursuant to the Amendment and (ii) nothing in the Agreement or any other Credit Document shall be deemed to require the consent of any Subsidiary Guarantor to any future amendment of the Agreement or any other Credit Document (other than the Subsidiary Guaranty to the extent such consent is required by the terms thereof).
[signature page follows]
Exhibit A

     IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Acknowledgement and Consent to be duly executed and delivered by its proper and duly authorized officer as of the 20th day of October, 2006.

WAREHOUSE ASSOCIATES, INC.
By:	/s/ Keith Phillips
Name:	Keith Phillips
Title:	Vice President

FINWELL, INC.
By:	/s/ Keith Phillips
Name:	Keith Phillips
Title:	President

MRF, INC.
By:	/s/ Keith Phillips
Name:	Keith Phillips
Title:	Vice President

JOSDAV INC.
By:	/s/ Keith Phillips
Name:	Keith Phillips
Title:	Vice President

FIISB, INC.
By:	/s/ Keith Phillips
Name:	Keith Phillips
Title:	Vice President

MED RESINS, INC.
By:	/s/ Keith Phillips
Name:	Keith Phillips
Title:	President

Signature Page to Acknowledgment and Consent